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Exhibit 32

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Dennis M. Terry, President and Chief Executive Officer, and Darlene F. McDonald, Senior Vice-President and Chief Financial Officer, of First Clover Leaf Financial Corp. (Company) each certify in their capacity as an officer of the Company that they have reviewed the Quarterly Report of the Company on Form 10-QSB for the quarter ended June 30, 2007 (Report) and that to the best of their knowledge:

     1. the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     2. the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

The purpose of this statement is solely to comply with Title 18, Chapter 63,
Section 1350 of the United States Code, as amended by Section 906 of the Sarbanes-Oxley Act of 2002.


                                       By: /s/ Dennis M. Terry
                                           -------------------------------------
                                           Dennis M. Terry
                                           President and Chief Executive Officer



                                       By: /s/ Darlene F. McDonald
                                           -------------------------------------
                                           Darlene F. McDonald
                                           Senior Vice-President and
                                           Chief Financial Officer


Date:  August 14, 2007